SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): JULY 9, 1999

                             AQUA ALLIANCE INC.
           ______________________________________________________
             (Exact Name of Registrant as Specified in Charter)

    DELAWARE                       033-017921          13-3418759
 (State or Other Jurisdiction    (Commission         (IRS Employer
  of Incorporation)              File Number)        Identification No.)


         30 HARVARD MILL SQUARE, WAKEFIELD, MASSACHUSETTS     01880
        ____________________________________________________________
        (Address of principal executive offices)             (zip code)


    Registrant's telephone number, including area code:  (781) 246-5200


                               NOT APPLICABLE
       _____________________________________________________________
       (Former Name or Former Address, if Changed Since Last Report)



 ITEM 5.   OTHER EVENTS.

           On July 9, 1999, Aqua Alliance Inc. ("AAI") entered into an Agreement and Plan of Merger (the "Merger Agreement"), among Vivendi, a societe anonyme organized and existing under the laws of the Republic of France ("Vivendi"), Aqua Acquisition Corporation, a Delaware corporation and an indirect wholly owned subsidiary of Vivendi ("Purchaser"), and AAI, dated as of July 9, 1999. The Merger Agreement provides for the commencement of a tender offer by Purchaser (the "Tender Offer") by Friday, July 16, 1999, pursuant to which Purchaser will offer to purchase (i) all outstanding shares of Class A Common Stock, par value $.001 per share (the "Shares") of AAI that Vivendi does not already own at a price of $2.90 per Share in cash (the "Offer Price") and (ii) all outstanding warrants ("Warrants") to purchase Shares issued pursuant to the AAI Rights Offering dated January 26, 1998 at a price of $.40 per Warrant which represents the difference between the exercise price of the Warrants and the Offer Price. Under the terms of the Merger Agreement, each Share that is not purchased in the Tender Offer will be acquired by merger as soon as practical thereafter in a second step merger (the "Merger") for the Offer Price. In addition, in the Merger, each Warrant that is not purchased in the Tender Offer will remain outstanding and become exercisable, upon payment of the $2.50 exercise price, in exchange for the Offer Price. A copy of the Merger Agreement is attached hereto as Exhibit 1 and is hereby incorporated herein by reference.

           On July 12, 1999, AAI issued a press release concerning the execution of the Merger Agreement, a copy of which is attached hereto as
 Exhibit 2 and is hereby incorporated herein by reference. The terms of the transactions described in such press release are qualified in their entirety by reference to the Merger Agreement.

 ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
           EXHIBITS.

           (c)  Exhibits

                (1) Agreement and Plan of Merger, dated as of July 9, 1999, among AAI, Vivendi and Purchaser.

                (2)  Press Release of AAI dated July 12, 1999.


                               SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               AQUA ALLIANCE INC.

                               By:   /s/ Alain Brunais
                                     ----------------------------
                                     Name:   Alain Brunais
                                     Title:  Senior Vice President and
                                             Chief Financial Officer


 Date: July 12, 1999


                               EXHIBIT INDEX


 Exhibit No.    Description
 -----------    -----------

 (1) Agreement and Plan of Merger, dated as of July 9, 1999, among AAI, Vivendi and Purchaser.

 (2)            Press Release of AAI dated July 12, 1999.